Exhibit 10.2

REVOLVING CREDIT NOTE

$22,100,000	Dated as of: May 23, 2024

THIS REVOLVING CREDIT NOTE (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Note”) is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among ALLURE GLOBAL SOLUTIONS, INC., a Georgia corporation (“AGS”), CREATIVE REALITIES, INC., a Minnesota corporation (“CRI”) and REFLECT SYSTEMS, INC., a Delaware corporation (“RS”), jointly and severally (AGS, CRI, RS, and each Person joined thereto as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), and FIRST MERCHANTS BANK, an Indiana state bank (“Bank”). Capitalized terms not defined herein shall have the meanings provided in the Credit Agreement.

FOR VALUE RECEIVED, Borrowers jointly and severally hereby promise to pay to the order of Bank, at the location designated in the Credit Agreement or at such other place as Bank may from time to time designate to Borrowers in writing:

(i)         the principal sum of TWENTY-TWO MILLION ONE HUNDRED THOUSAND and No/100 Dollars ($22,100,000) or, if different from such amount, the unpaid principal balance of the Revolving Loan outstanding under the Credit Agreement, payable in accordance with the provisions of the Credit Agreement, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; and

(ii)         interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable interest rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the terms of the Credit Agreement.

This Note one of the promissory notes referred to in the Loan Documents and is secured, inter alia, by the Liens granted pursuant to the Loan Documents, is entitled to the benefits of the Loan Documents and is subject to all of the terms and conditions therein contained. This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Credit Agreement.

If an Event of Default under Section 7.01(d) of the Credit Agreement shall occur with respect to a Borrower, then this Note shall immediately become due and payable, without notice, together with reasonable, documented, and out-of-pocket attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the Loan Documents, then, upon written notice to the Borrowers, this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, together with reasonable, documented, and out-of-pocket attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. The terms of Section 8.09 of the Credit Agreement are incorporated herein and this Note shall be governed by, and interpreted and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Indiana. To the extent not prohibited by applicable law, each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement.

EACH BORROWER AND BANK (BY ITS ACCEPTANCE HEREOF) EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS NOTE OR ANY LOAN DOCUMENT IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[Signature Page Follows]

DATED as of the date first above written.

ALLURE GLOBAL SOLUTIONS, INC.

a Georgia corporation

By:                     /s/ Will Logan

Will Logan, Chief Financial Officer

CREATIVE REALITIES, INC.

a Minnesota corporation

By:                     /s/ Will Logan

Will Logan, Chief Financial Officer

REFLECT SYSTEMS, INC.

a Delaware corporation

By:                     /s/ Will Logan

Will Logan, Chief Financial Officer

[Signature Page to Revolving Credit Note]